UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

U.S. High Yield Fund	November 30, 2021
TUHYX	Investor Class
TUHAX	Advisor Class
TUHIX	I Class

T. ROWE PRICE U.S. HIGH YIELD FUND

HIGHLIGHTS

■	The U.S. High Yield Fund posted a slight gain in the six-month period ended November 30, 2021, but underperformed its benchmark, the ICE BofA US High Yield Constrained Index, and its Lipper peer group average.

■	Overall, credit selection and industry sector allocation decisions were negative contributors to the portfolio’s relative results. An underweight in BB rated bonds and an overweight in B and lower-rated bonds detracted from relative performance as higher-quality bonds outperformed.

■	Our industry weights did not change materially in the six-month reporting period. Our largest overweight continues to be in the energy sector where our focus is on the higher-quality exploration and production and midstream segments. We have also gradually reduced our holdings in coronavirus-related sectors (e.g., leisure) where we believe the recovery theme has largely played out.

■	Our outlook for the high yield market remains constructive. Though spreads are tight, fundamentals remain supportive; default rates remain near historic lows. We expect gradual acceleration of economic growth with more subdued volatility as the effects of the COVID-19 pandemic diminish. Future returns will likely be driven by income as there is limited room for additional spread compression. The major risks that we see are persistent increases in inflation and higher interest rates that could ensue as a result.

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CIO Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2021. While markets were supported by strong corporate earnings and generally positive economic news, elevated inflation reports and less accommodative central bank policies weighed on investor sentiment. In addition, the spread of new variants of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic.

In equity markets, large-cap U.S. growth stocks delivered strong returns, but negative results were common in other sectors and regions. Small-caps and value stocks generally underperformed, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities. Emerging markets stock benchmarks struggled amid a significant equity market downturn in China. The S&P 500 Index and the Nasdaq Composite reached record highs before pulling back at the end of the period after scientists in South Africa identified the omicron variant of the coronavirus. Within the S&P 500, information technology and consumer discretionary stocks were the top performers, while industrials lagged.

Fixed income returns also varied widely. The U.S. Treasury yield curve flattened as yields of securities with shorter maturities increased while longer-term bond yields fell. After starting the six-month period at 1.58%, the benchmark 10-year Treasury note declined to 1.43% by the end of November. (Bond prices and yields move in opposite directions.) Both investment-grade and high yield corporate bonds benefited from strong demand, while securitized debt, such as asset-backed securities, lagged amid heavy supply.

A robust increase in corporate earnings growth appeared to be a key performance driver during the period. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009. Despite the significant rally in the S&P 500 over the first 10 months of the year, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices, and improving balance sheets helped keep defaults very low in the high yield bond market. Although economic growth showed signs of slowing at times, data remained solidly positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 4.2% by November, and retail sales data showed that consumers were eager to spend.

However, strong earnings and employment gains were partially offset by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982.

Meanwhile, central banks began to slowly move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve announced that it would begin trimming its purchases of Treasury bonds and agency mortgage-backed securities in November, and speculation that the Fed might have to raise rates earlier than expected to keep inflation in check added to volatility at the end of the period.

As we enter 2022, valuations appear elevated across many asset categories, and, as a result, we believe that investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and the continuing struggle to control the pandemic all pose potential challenges for economic growth and earnings. On the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management's Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks total return and, secondarily, current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. High Yield Fund returned 0.47% in the six-month period ended November 30, 2021. The fund underperformed its benchmark, the ICE BofA US High Yield Constrained Index and the Lipper peer group average. (Returns for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund's performance?

The positive relative performance drivers were an overweight to the energy sector as well as an out-of-benchmark allocation to leveraged loans. Our emphasis on higher-quality holdings within the CCC tier benefited relative returns as higher-quality credits within the CCC tier fared better than the more distressed segment. However, our broader overweight positioning to B and lower-rated bonds detracted from performance as the higher-quality part of the market outperformed. Security selection also detracted, particularly within telecommunications and health care. Our leveraged loan (also known as bank debt) holdings generated positive returns during the period and outperformed the overall high yield bond market.

On an industry basis, the fund’s top relative performance contributors were media (overweight), transportation (overweight), and capital goods (overweight). Our best individual company contributors came from a cross section of industries. Diamond Sports (underweight) underperformed due to the formation of a creditors' group to start the negotiations for a debt restructuring. Coty (overweight), another top contributor, benefited from the rebound in sales and prudent deleveraging. VistaJet (overweight) is a private aviation lessor that benefited from an uptick in demand due to coronavirus impacts. CVR Partners (overweight), a fertilizer producer, rallied thanks to a doubling in fertilizer prices over the past year. The energy sector (overweight) outperformed the overall U.S. high yield market by over 170 basis points (100 basis points equal 1.0%) during the reporting period. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio).

The industries that hurt our relative results included health care, telecommunications, and leisure. We also posted modest relative underperformance in energy, due to our conservative positioning in the exploration and production sector. The largest detractors among individual issues included Telesat Canada (overweight), a satellite company that traded off when the company unexpectedly increased leverage to fund a new low-earth orbit satellite constellation. Air Methods, also an overweight position in the portfolio, is a health care helicopter operator that traded off due to the announcement of some prospective legislation that will limit “surprise billing” in certain of the pricier segments within the emergency medical value chain.

While our relative performance in energy was slightly weak, the industry generated strong returns from an absolute performance standpoint during the six-month reporting period. Over the longer term, we have added value by avoiding many of the defaults that have ravaged the energy sector (which spotlights the importance of our independent credit research). However, we suffered this period from not owning many of the deeply distressed companies that rallied throughout the reporting period due to supply/demand imbalances caused by the pandemic.

How is the fund positioned?

We are currently positioned with an overweight in the B and lower-quality credit tiers and underweight the higher-quality BB credit tier. Within our CCC allocation, we hold higher-quality credits versus the benchmark. This positioning has resulted in a yield and spread premium to the benchmark, which should be beneficial moving forward given that we do not expect much additional spread tightening from here. From a duration standpoint, our emphasis on the lower-quality credit tiers (which tend to be less interest rate sensitive than higher-quality tiers) and our small allocation to bank loans have resulted in a shorter-than-benchmark duration, which should be beneficial if rates start to rise.

Our industry weights did not change materially in the six-month reporting period, with the exceptions of an increase in the energy exploration and production segment and a gradual decrease in the coronavirus-related sectors, including lodging, leisure, airlines, cruise ships, and retail. We intend to remain underweight in banking and financial services. We are also underweight in technology, because many of the companies in that industry are highly leveraged software companies and leveraged buyouts.

Energy remains the largest industry in the high yield market. Our conservative positioning in this sector has been a longtime relative performance contributor as U.S. oil prices rose to the $60 to $75 per barrel range. As always, we remain diligent and flexible in our positioning, and we intend to seize opportunities as they arise.

What is portfolio management's outlook?

Overall, we have a constructive outlook for the U.S. high yield market. Though credit spreads are tight, fundamentals are supportive and default rates remain near historic lows. Over the past two years, we have witnessed record new issuance volumes, as many high yield companies took advantage of low rates to refinance and push maturity walls out to 2025 and beyond. While absolute yields in this asset class are near historic lows, they still look attractive compared with other fixed income classes. We expect the bulk of future returns to come from income generation rather than appreciation.

Though our outlook is positive, market risks remain. These risks include inflation, a Fed misstep, or delayed economic reopening due to coronavirus variant resurgences. We are also keeping a close watch on deteriorating credit quality in the new issue market. As with every credit cycle there are different stages, and companies are now tempted to divert available capital from debt-friendly to equity-friendly activities. We are seeing examples of this in the new issue market as companies are borrowing to pay dividends and make expensive acquisitions. At this stage we are favoring the secondary market over the primary new issue market to source new buy ideas. We will continue to focus on our proprietary research to be our guide in assessing these risk factors.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/21
VistaJet Malta Finance PLC / XO Management Holding	2.0%
Sigma Holdco BV	1.9
Occidental Petroleum	1.7
Coty	1.7
Staples	1.6
Tutor Perini	1.6
Service Properties Trust	1.4
Telesat Canada / Telesat LLC	1.4
Rite Aid	1.3
Air Methods	1.2
Venator Finance Sarl / Venator Materials	1.1
Level 3 Financing	1.1
White Cap Parent	1.1
Tallgrass Energy Partners LP / Tallgrass Energy Finance	1.1
LSF9 Atlantis Holdings LLC / Victra Finance	1.1
Carnival	1.1
CHS/Community Health Systems	1.0
Harvest Midstream I	1.0
Dornoch debt Merger Sub	1.0
Deluxe	1.0
CommScope	1.0
CVR Partners LP / CVR Nitrogen Finance	1.0
USA Compression Partners LP / USA Compression Finance	1.0
Consolidated Communications	1.0
U.S. Renal Care	1.0
Total	**31.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)		
BANK LOANS 5.9% (1)		
Basic Industry 0.9%		
Tutor Perini, FRN, 1M USD LIBOR + 4.75%, 5.75%, 8/18/27	4,998	4,984
		4,984
Consumer Goods 0.9%		
Journey Personal Care, FRN, 1M USD LIBOR + 4.25%, 5.00%, 3/1/28	5,541	5,504
		5,504
Leisure 0.6%		
Enterprise Development Authority, FRN, 1M USD LIBOR + 4.25%, 5.00%, 2/28/28 (2)	3,612	3,617
		3,617
Retail 1.7%		
KNS Midco, FRN, 1M USD LIBOR + 6.25%, 7.00%, 4/21/27	5,590	5,548
PetSmart, FRN, 1M USD LIBOR + 3.75%, 4.50%, 2/11/28	4,166	4,144
		9,692
Services 0.9%		
Staples, FRN, 3M USD LIBOR + 5.00%, 5.132%, 4/16/26	5,695	5,457
		5,457
Transportation 0.9%		
AAdvantage Loyalty IP, FRN, 1M USD LIBOR + 4.75%, 5.50%, 4/20/28	5,360	5,498
		5,498
Total Bank Loans (Cost $34,880)		**34,752**
BOND MUTUAL FUNDS 2.2%		
iShares iBoxx High Yield Corporate Bond ETF	150	12,846
Total Bond Mutual Funds (Cost $12,874)		**12,846**
CORPORATE BONDS 85.2%		
Automotive 4.4%		
Aston Martin Capital Holdings, 10.50%, 11/30/25 (3)	5,393	5,865
Ford Motor Credit, 4.00%, 11/13/30	2,580	2,706
Ford Motor Credit, 5.113%, 5/3/29	2,420	2,683
Jaguar Land Rover Automotive, 5.50%, 7/15/29 (3)	5,965	5,801
Tenneco, 5.00%, 7/15/26	3,615	3,452
Wheel Pros, 6.50%, 5/15/29 (3)	5,835	5,660
		26,167
Basic Industry 6.2%		
CVR Partners, 6.125%, 6/15/28 (3)	5,610	5,806
IAMGOLD, 5.75%, 10/15/28 (3)	4,885	4,735

Polar U.S. Borrower, 6.75%, 5/15/26 (3)	4,895	4,742
SCIH Salt Holdings, 6.625%, 5/1/29 (3)	6,310	5,805
Taseko Mines, 7.00%, 2/15/26 (3)	1,790	1,830
Tutor Perini, 6.875%, 5/1/25 (3)	4,430	4,436
Venator Finance, 5.75%, 7/15/25 (3)	7,160	6,650
Warrior Met Coal, 8.00%, 11/1/24 (3)	2,660	2,703
		36,707
Capital Goods 6.5%		
ARD Finance, 6.50%, (6.500% Cash or 7.250% PIK), 6/30/27 (3)(4)	4,780	4,899
Dornoch Debt Merger Sub, 6.625%, 10/15/29 (3)	6,045	5,924
GrafTech Finance, 4.625%, 12/15/28 (3)	5,572	5,600
Granite U.S. Holdings, 11.00%, 10/1/27 (3)	5,120	5,581
Pactiv Evergreen Group Issuer, 4.00%, 10/15/27 (3)	2,725	2,616
Pactiv Evergreen Group Issuer, 4.375%, 10/15/28 (3)	3,060	2,980
Rolls-Royce, 5.75%, 10/15/27 (3)	5,155	5,658
Spirit AeroSystems, 4.60%, 6/15/28	5,825	5,519
		38,777
Consumer Goods 7.1%		
Coty, 4.75%, 1/15/29 (3)	4,610	4,558
Coty, 6.50%, 4/15/26 (3)	9,755	9,974
Kronos Acquisition Holdings, 7.00%, 12/31/27 (3)	5,489	5,242
MajorDrive Holdings IV, 6.375%, 6/1/29 (3)	5,985	5,731
Sigma Holdco, 7.875%, 5/15/26 (3)	11,488	11,072
Triton Water Holdings, 6.25%, 4/1/29 (3)	5,535	5,383
		41,960
Energy 17.5%		
Ascent Resources Utica Holdings, 5.875%, 6/30/29 (3)	3,070	3,009
Ascent Resources Utica Holdings, 8.25%, 12/31/28 (3)	2,515	2,647
Cheniere Energy Partners, 4.50%, 10/1/29	3,820	4,006
Citgo Holding, 9.25%, 8/1/24 (3)	5,825	5,679
CNX Resources, 6.00%, 1/15/29 (3)	1,505	1,539
CNX Resources, 7.25%, 3/14/27 (3)	3,495	3,683
Colgate Energy Partners III, 5.875%, 7/1/29 (3)	3,675	3,638
Comstock Resources, 6.75%, 3/1/29 (3)	5,045	5,247
Encino Acquisition Partners Holdings, 8.50%, 5/1/28 (3)	5,730	5,787
Gulfport Energy Operating, 8.00%, 5/17/26 (3)	4,945	5,365
Harvest Midstream I, 7.50%, 9/1/28 (3)	5,695	5,894
Moss Creek Resources Holdings, 7.50%, 1/15/26 (3)	3,515	3,058
Moss Creek Resources Holdings, 10.50%, 5/15/27 (3)	2,855	2,684
NGL Energy Operating, 7.50%, 2/1/26 (3)	5,620	5,578
NGL Energy Partners, 7.50%, 11/1/23	2,300	2,191
Occidental Petroleum, 6.125%, 1/1/31	1,585	1,847
Occidental Petroleum, 6.375%, 9/1/28	2,410	2,762
Occidental Petroleum, 6.45%, 9/15/36	1,000	1,243
Occidental Petroleum, 6.625%, 9/1/30	1,070	1,284

Occidental Petroleum, 8.50%, 7/15/27	2,265	2,752
Rockpoint Gas Storage Canada, 7.00%, 3/31/23 (3)	4,675	4,628
SM Energy, 5.625%, 6/1/25	2,580	2,528
SM Energy, 6.625%, 1/15/27	3,190	3,206
Tallgrass Energy Partners, 6.00%, 3/1/27 (3)	4,155	4,228
Tallgrass Energy Partners, 6.00%, 12/31/30 (3)	2,020	1,982
Transocean Pontus, 6.125%, 8/1/25 (3)	2,955	2,866
Transocean Proteus, 6.25%, 12/1/24 (3)	2,863	2,834
USA Compression Partners, 6.875%, 9/1/27	5,710	5,846
Weatherford International, 6.50%, 9/15/28 (3)	5,700	5,843
		103,854
Financial Services 0.5%		
Advisor Group Holdings, 10.75%, 8/1/27 (3)	2,460	2,675
		2,675
Health Care 5.9%		
Air Methods, 8.00%, 5/15/25 (3)	9,179	7,159
CHS, 6.875%, 4/1/28 (3)	6,311	5,964
Consensus Cloud Solutions, 6.50%, 10/15/28 (3)	1,425	1,453
DaVita, 3.75%, 2/15/31 (3)	5,005	4,661
Legacy LifePoint Health, 4.375%, 2/15/27 (3)	4,515	4,436
Tenet Healthcare, 6.125%, 10/1/28 (3)	4,040	4,121
Tenet Healthcare, 6.875%, 11/15/31	1,405	1,609
U.S. Renal Care, 10.625%, 7/15/27 (3)	5,585	5,711
		35,114
Insurance 1.8%		
Alliant Holdings Intermediate, 5.875%, 11/1/29 (3)	3,080	2,991
BroadStreet Partners, 5.875%, 4/15/29 (3)	6,005	5,884
HUB International, 5.625%, 12/1/29 (3)	2,050	2,040
		10,915
Leisure 2.0%		
Carnival, 5.75%, 3/1/27 (3)	6,320	6,178
Studio City Finance, 5.00%, 1/15/29 (3)	6,340	5,754
		11,932
Media 7.0%		
Audacy Capital, 6.75%, 3/31/29 (3)	6,025	5,852
Clear Channel Outdoor Holdings, 7.75%, 4/15/28 (3)	5,620	5,831
Deluxe, 8.00%, 6/1/29 (3)	5,555	5,777
DIRECTV Holdings, 5.875%, 8/15/27 (3)	2,575	2,613
DISH DBS, 7.375%, 7/1/28	2,655	2,592
iHeartCommunications, 8.375%, 5/1/27	1,835	1,929
Sinclair Television Group, 4.125%, 12/1/30 (3)	6,050	5,460
Terrier Media Buyer, 8.875%, 12/15/27 (3)	5,397	5,694
Urban One, 7.375%, 2/1/28 (3)	5,655	5,754
		41,502

Real Estate 3.7%		
Brookfield Property REIT, 5.75%, 5/15/26 (3)	4,965	5,096
Millennium Escrow, 6.625%, 8/1/26 (3)	2,975	2,971
Outfront Media Capital, 4.25%, 1/15/29 (3)	5,755	5,597
Service Properties Trust, 3.95%, 1/15/28	5,140	4,625
Service Properties Trust, 4.95%, 2/15/27	3,975	3,791
		22,080
Retail 6.7%		
Carrols Restaurant Group, 5.875%, 7/1/29 (3)	2,815	2,424
eG Global Finance, 6.75%, 2/7/25 (3)	5,900	5,915
GPS Hospitality Holding, 7.00%, 8/15/28 (3)	2,160	1,944
IRB Holding, 6.75%, 2/15/26 (3)	4,115	4,177
LSF9 Atlantis Holdings, 7.75%, 2/15/26 (3)	6,125	6,140
Michaels, 7.875%, 5/1/29 (3)	5,695	5,652
NMG Holding, 7.125%, 4/1/26 (3)	5,605	5,857
Rite Aid, 7.50%, 7/1/25 (3)	7,500	7,463
		39,572
Services 3.2%		
Adtalem Global Education, 5.50%, 3/1/28 (3)	4,510	4,341
PECF USS Intermediate Holding III, 8.00%, 11/15/29 (3)	4,355	4,437
Staples, 10.75%, 4/15/27 (3)	4,280	3,948
White Cap Parent, 8.25%, (8.250% PIK), 3/15/26 (3)(4)	6,195	6,288
		19,014
Technology & Electronics 3.5%		
Avaya, 6.125%, 9/15/28 (3)	5,115	5,281
CommScope, 8.25%, 3/1/27 (3)	5,986	5,844
ION Trading Technologies, 5.75%, 5/15/28 (3)	4,685	4,796
Veritas U.S., 7.50%, 9/1/25 (3)	4,590	4,745
		20,666
Telecommunications 6.9%		
Consolidated Communications, 6.50%, 10/1/28 (3)	5,680	5,879
DKT Finance, 9.375%, 6/17/23 (3)	4,420	4,481
Frontier Communications Holdings, 5.875%, 11/1/29	2,615	2,569
Frontier Communications Holdings, 6.00%, 1/15/30 (3)	1,595	1,567
Frontier Communications Holdings, 6.75%, 5/1/29 (3)	505	518
LCPR Senior Secured Financing, 6.75%, 10/15/27 (3)	2,025	2,101
Level 3 Financing, 3.625%, 1/15/29 (3)	5,615	5,194
Level 3 Financing, 4.25%, 7/1/28 (3)	1,200	1,173
Northwest Fiber, 4.75%, 4/30/27 (3)	6,050	5,867
Telesat Canada, 6.50%, 10/15/27 (3)	10,244	7,990
Viasat, 6.50%, 7/15/28 (3)	3,595	3,676
		41,015
Transportation 2.3%		
American Airlines, 11.75%, 7/15/25 (3)	1,770	2,146

VistaJet Malta Finance, 10.50%, 6/1/24 (3)	10,557	11,296
		13,442
Total Corporate Bonds (Cost $512,222)		**505,392**
PREFERRED STOCKS 0.9%		
Energy 0.5%		
Crestwood Equity Partners, 9.25% (5)	301	2,822
		2,822
Financial Services 0.4%		
Ladenburg Thalmann Financial Services, 6.50%, 11/30/27	144	2,561
		2,561
Total Preferred Stocks (Cost $4,707)		**5,383**
SHORT-TERM INVESTMENTS 6.7%		
Money Market Funds 6.7%		
T. Rowe Price Government Reserve Fund, 0.06% (6)(7)	39,650	39,650
Total Short-Term Investments (Cost $39,650)		**39,650**
Total Investments in Securities 100.9% of Net Assets (Cost $604,333)		**$ 598,023**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.

(2) See Note 2. Level 3 in fair value hierarchy.

(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $446,252 and represents 75.3% of net assets.

(4) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.

(5) Perpetual security with no stated maturity date.

(6) Seven-day yield

(7) Affiliated Companies

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price High Yield Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. High Yield Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks total return, and secondarily, current income. The fund has three classes of shares: the U.S. High Yield Fund (Investor Class), the U.S. High Yield Fund–Advisor Class (Advisor Class) and the U.S. High Yield Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $265,012,000 and $169,915,000, respectively, for the six months ended November 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2021, the cost of investments for federal income tax purposes was $604,442,000. Net unrealized loss aggregated $6,418,000 at period-end, of which $6,675,000 related to appreciated investments and $13,093,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.27% of the fund’s average daily net assets; prior to October 1, 2021, the individual fund fee had been 0.30%. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At November 30, 2021, the effective annual group fee rate was 0.28%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation date indicated in the table below. Prior to October 1, 2021, the contractual expense limitation for the Investor Class and Advisor Class were 0.79% and 0.94%, respectively. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $215,000 remain subject to repayment by the fund at November 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended November 30, 2021, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $178,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC's website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, "Proxy Voting Policies." Click on the Proxy Voting Policies link in the shaded box.

Each fund's most recent annual proxy voting record is available on our website and through the SEC's website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, "Proxy Voting Records." Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's reports on Form N-PORT are available electronically on the SEC's website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT

At a meeting held on July 27, 2021 (July Meeting), the fund’s Board of Directors (Board) considered the initial approval of an investment subadvisory agreement (Subadvisory Contract) between T. Rowe Price Associates, Inc. (Advisor) and T. Rowe Price Investment Management, Inc. (Subadvisor) with respect to the fund. The Subadvisory Agreement, which will become effective on March 7, 2022, authorizes the Subadvisor to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the Subadvisory Agreement will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers. The Advisor will retain oversight responsibilities with respect to the fund. However, there will be information barriers between investment personnel of the Advisor and Subadvisor that restrict the sharing of certain information, such as investment research, trading, and proxy voting.

At the July Meeting, the Board reviewed materials relevant to its consideration of the proposed Subadvisory Agreement. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and the Advisor. The fund’s Advisory Contract was most recently approved by the Board at a meeting held on March 8-9, 2021 (March Meeting). A discussion of the basis for the Board’s approval of the Advisory Contract is included in the fund’s annual shareholder report for the period ended May 31, 2021. The factors considered by the Board at the July meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially similar to the factors considered at the March Meeting in connection with the approval to continue the Advisory Contract. However, at the July Meeting, the Board also considered that the Subadvisor will have its own investment platform and investment management leadership, all of whom will transition from the Advisor to the Subadvisor, and the Advisor and Subadvisor will implement information barriers restricting the sharing of investment information and voting activity. The independent directors were assisted in their evaluation of the Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

Following discussion at the July Meeting, the Board, including all of the fund’s independent directors, approved the Subadvisory Contract between the Advisor and Subadvisor on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the Subadvisory Contract effective March 7, 2022.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund's liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors' interests in the fund. The fund's Board of Directors (Board) has appointed the fund's investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program's principal objectives include supporting the T. Rowe Price funds' compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund's liquidity and the periodic classification and reclassification of a fund's investments into categories that reflect the LRC's assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment's ability to be sold during designated time frames in current market conditions without significantly changing the investment's market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund's Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund's investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund's liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 18, 2022